Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 13 TO THE THIRD AMENDED AND RESTATED
CREDIT AND REIMBURSEMENT AGREEMENT

Dated as of July 29, 2008

AMENDMENT NO. 13 TO THE THIRD AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) among The AES Corporation, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors, the Bank Parties listed on the signature pages hereto, CITICORP USA, INC., as administrative agent (the “Agent”) and CITIBANK, N.A., as Collateral Agent, for the Bank Parties (the “Collateral Agent”).

PRELIMINARY STATEMENTS

(1)           WHEREAS, the Borrower is party to a Third Amended and Restated Credit and Reimbursement Agreement dated as of March 17, 2004 (as amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Existing Bank Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Subsidiary Guarantors, the Bank Parties, CITIGROUP GLOBAL MARKETS, INC., as Lead Arranger and Book Runner, BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Runner and as Co-Syndication Agent (for the Initial Term Loan Facility), DEUTSCHE BANK SECURITIES INC., as Lead Arranger and Book Runner (for the Initial Term Loan Facility), UNION BANK OF CALIFORNIA, N.A., as Co-Syndication Agent (for the Initial Term Loan Facility) and as Lead Arranger and Book Runner and as Syndication Agent (for the Revolving Credit Facility), LEHMAN COMMERCIAL PAPER INC., as Co-Documentation Agent (for the Initial Term Loan Facility), UBS SECURITIES LLC, as Co-Documentation Agent (for the Initial Term Loan Facility), SOCIÉTÉ GÉNÉRALE, as Co-Documentation Agent (for the Revolving Credit Facility), CREDIT LYONNAISE NEW YORK BRANCH, as Co-Documentation Agent (for the Revolving Credit Facility), the Agent and the Collateral Agent; and

(2)           WHEREAS, the Borrower and the Required Banks have agreed, subject to the terms and conditions hereinafter set forth, to amend and restate the Existing Bank Credit Agreement as set forth below (as amended and restated the “Credit Agreement”).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.           Amendment.  As of the Effective Date, the Credit Agreement is hereby amended as follows:

The Existing Bank Credit Agreement is hereby amended and restated as set forth in Annex A hereto.

SECTION 2.           Conditions to Effectiveness.  This Amendment shall become effective when, and only when, and as of the date (the “Effective Date”) on which (a) the Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Subsidiary Guarantors and the Required Banks or, as to any of the Required Banks, advice satisfactory to the Agent that such Bank Party has executed this Amendment, (b) the Agent shall have received payment of all accrued fees and expenses of the Agent (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof), (c) the Agent shall have received a favorable opinion of the Counsel of the Borrower regarding the due authorization, execution and delivery of this Amendment and other matters reasonably requested by the Agent and (d) the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Effective Date, to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of the Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing.

This Amendment is subject to the provisions of Section 10.05 of the Credit Agreement.

SECTION 3.           Representations and Warranties.  The Borrower represents and warrants as follows:

(a)           The representations and warranties contained in each of the Financing Documents, after giving effect to this Amendment, are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)           After giving effect to this Amendment, no Default has occurred and is continuing on the date hereof.

SECTION 4.           Reference to and Effect on the Financing Documents.  (a)  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified hereby.

(b)           The Credit Agreement, the Notes and each of the other Financing Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Financing Documents, in each case as modified by this Amendment.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks, nor constitute an amendment or waiver of any provision of the Credit Agreement or the other Financing Documents.

SECTION 5.           Affirmation of Subsidiary Guarantors.  Each Subsidiary Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Subsidiary Guarantor contained in Article IX of the Credit Agreement or in any other Financing Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in Article IX of the Credit Agreement and in each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Amendment.  Without limiting the generality of the foregoing, the Collateral Documents to which such Subsidiary Guarantor is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Secured Obligations (in each case, as defined therein).

SECTION 6.           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.           WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 8.           Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 9.           Costs and Expenses.  The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Collateral Trustees’ and the Agent’s counsel and other out-of-pocket expenses related hereto.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE AES CORPORATION,
as Borrower

By:	/s/ Willard C. Hoagland
Title:
	Address:	4300 Wilson Boulevard
Arlington, VA 22203
	Fax:	(703) 528-4510

SUBSIDIARY GUARANTORS:

AES HAWAII MANAGEMENT COMPANY, INC.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland
	Title:	Treasurer
	Address:	4300 Wilson Blvd. Arlington, VA 22203
	Fax:	(703) 528-4510

AES NEW YORK FUNDING, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland
	Title:	Treasurer
	Address:	4300 Wilson Blvd. Arlington, VA 22203
	Fax:	(703) 528-4510

AES OKLAHOMA HOLDINGS, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland
	Title:	Treasurer
	Address:	4300 Wilson Blvd. Arlington, VA 22203
	Fax:	(703) 528-4510

AES WARRIOR RUN FUNDING, L.L.C.,
as Subsidiary Guarantor

By:	/s/ Willard C. Hoagland
	Title:	Treasurer
	Address:	4300 Wilson Blvd. Arlington, VA 22203
	Fax:	(703) 528-4510

AGENTS:

CITICORP USA, INC.,
as Agent

By:	/s/ Nietsche Rodricks
	Title:	Director
	Address:	388 Greenwich Street, 21st Floor
New York, NY 10013
	Fax:	(212) 816-8098
	Attention:	Nietzsche Rodricks
	Email:	oploanswebadmin@citigroup.com

CITIBANK N.A.,
as Collateral Agent

By:	/s/ Nietsche Rodricks
	Title:	Director
	Address:	388 Greenwich Street, 21st Floor
New York, NY 10013
	Fax:	(212) 816-8098
	Attention:	Nietzsche Rodricks

ABN AMRO BANK N.V.
as Lender

By:	/S/ Scott Donaldson
	Name:	Scott Donaldson
	Title:	Director

By:	/S/ Sanjay Remond
	Name:	Sanjay Remond
	Title:	Vice President

Pinehurst Trading, Inc.
as Lender

By:	/S/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

Transamerica Life Insurance Company
as Lender

By:	/S/ John Bailey
	Name:	John Bailey
	Title:	Vice President

By: AllianceBernstein L.P., as Investment Advisor
as Lender

By:	/s/ Michael E. Sohr
	Name:	Michael E. Sohr
	Title:	Senior Vice President

Account:

Alliance Capital Funding LLC

AMMC CLO IV, LIMITED
By:	American Money Management Corp.,
as Collateral Manager

as Lender

By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

AMMC CLO VI, LIMITED
By:	American Money Management Corp.,
as Collateral Manager

as Lender

By:	/S/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

Australia and New Zealand Banking Group Limited
as Lender

By:	/s/ John W. Wade
	Name:	John W. Wade
	Title:	Deputy General Manager Head of Operations and Infrastructure

Bank of America, N.A.
as Lender

By:	/s/ Jacob Dowden
	Name:	Jacob Dowden
	Title:	Vice President

Ballantyne Funding LLC
as Lender

By:	/s/ Michael Roof
	Name:	Michael Roof
	Title:	Vice President

BlackRock Limited Duration Income Trust
BlackRock Global Floating Rate Income Trust
BlackRock Floating Rate Income Strategies Fund, Inc.
Longhorn CDO (Cayman) LTD
Longhorn CDO III, LTD
Master Senior Floating Rate Trust
as Lender

By:	/s/ AnnMarie Smith
	Name:	AnnMarie Smith
	Title:	Authorized Signatory

INWOOD PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Authorized Signatory

LAFAYETTE SQUARE CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Authorized Signatory

LOAN FUNDING VI LLC, for itself or as agent for Corporate Loan Funding VI LLC

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Authorized Signatory

MONUMENT PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Authorized Signatory

UNION SQUARE CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Authorized Signatory

BNP PARIBAS as Lender

By:	/s/ Francis J. Delaney
	Name:	Francis J. Delaney
	Title:	Managing Director

By:	/s/ Denis O’Meara
	Name:	Denis O’Meara
	Title:	Managing Director

By: Callidus Debt Partners CLO Fund II, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC
as Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

By: Callidus Debt Partners CLO Fund III, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC

as Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

CALYON New York Branch
as Lender

By:	/s/ Nina Eshoo
	Name:	Nina Eshoo
	Title:	Managing Director

CALYON New York Branch
as Lender

By:	/s/ Gayer D. Bellamy Jr.
	Name:	Gayer D. Bellamy Jr.
	Title:	Director

Citicorp USA, Inc.
as Lender

By:	/s/ Nietzsche Rodricks		Nietzsche S. Rodricks
	Name:	Nietzsche Rodricks	Director
	Title:	Vice President	386 Greenwich St, 21st floor
New York, NY 10013
(212) 816-8619

CITIBANK, N.A.
as Lender

By:	/s/ Brian Blessing
	Name:	Brian Blessing
	Title:	Attorney-In-Fact

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Christopher Winthrop
	Name:	Christopher Winthrop
	Title:	Vice President

By:	/s/ Michael Fruchter
	Name:	Michael Fruchter
	Title:	Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Brian Caldwell
	Name:	BRIAN CALDWELL
	Title:	DIRECTOR

By:	/s/ Morenkeji Ajayi
	Name:	MORENKEJI AJAYI
	Title:	ASSOCIATE

Atrium CDO
as Lender

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

Atrium II
as Lender

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

CSAM Funding I
as Lender

By:	/s/ Thomas Flannery
	Name:	THOMAS FLANNERY
	Title:	AUTHORIZED SIGNATORY

CSAM Funding II
as Lender

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

CSAM Funding III
as Lender

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

First Daninion Funding III
as Lender

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

Madison Park Funding II
as Lender

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

Madison Park Funding III
as Lender

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

Madison Park Funding V
as Lender

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Lender

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

By:	/s/ Keith C. Braun
	Name:	Keith C. Braun
	Title:	Managing Director

Fidelity Advisor Series 1: Fidelity Advisor Floting Rate High Income Fund

as Lender

By:	/s/ Peter L. Lydecker
	Name:	Peter L. Lydecker
	Title:	Assistant Treasurer

Ballyrock CLO II Limited

By: BALLYROCK Investment Advisors LLC, as Collateral Manager

as Lender

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

GOLDMAN SACHS

CREDIT PARTNERS, L.P.

as Lender

By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

MAGMA CDO LTD.
as Lender

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Director

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager
as Lender

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc. As Investment Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc. As the Asset Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

WASATCH CLO LTD
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

JPMorgan Chase Bank, N.A.
as Lender

By:	/s/ Juan Javellana
	Name:	Juan Javellana
	Title:	Vice President

KDPAM for The Boeing Company Employee Retirement Plans Master Trust
as Lender

By:	/s/ Kathy A. News
	Name:	Kathy A. News
	Title:	Sr. Portfolio Manager

Re: AES Corporation

KDPAM for Veronica Atkins Marital Trust
as Lender

By:	/s/ Kathy A. News
	Name:	Kathy A. News
	Title:	Sr. Portfolio Manager

LEHMAN COMMERCIAL PAPER INC.
as Lender

By:	/s/ Randall Beaunfeld
	Name:	Randall Beaunfeld
	Title:	Authorized Signatory

Apostle Loomis Sayles Credit Opportunities Fund
as Lender

By:	Please See Following Page
Name:
Title:

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender

For Loomis, Sayles & Company, L.P., the Investment Manager of the Fund

By:	Loomis, Sayles & Company, Incorporated, the General Partner of Loomis, Sayles & Company, L.P.

By:	/s/ John R. Bell
	Name:	John R. Bell
	Title:	Vice President

Apostle Loomis Sayles Senior Loan Fund
as Lender

By:	Please See Following Page
Name:
Title:

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/S/ John R. Bell
	Name:	John R. Bell
	Title:	Vice President

Loomis Sayles Leveraged Senior Loan Fund Ltd.
as Lender

By:	Please See Following Page
Name:
Title:

LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD. As Lender
By:	Loomis, Sayles & Company, L.P., Its Investment Manager
By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Kevin J. Perry
	Name:	Kevin J. Perry
	Title:	Vice President

The Loomis Sayles Senior Loan Fund, LLC
as Lender

By:	Please See Following Page
Name:
Title:

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC
By Loomis Sayles and Company, L.P.
its manager
By Loomis Sayles and Company, Inc.
its general partner

/s/ Kevin J. Perry
By:	Kevin J. Perry
Title:	Vice President

The Loomis Sayles Senior Loan Fund II LLC
as Lender

By:	Please See Following Page
Name:
Title:

THE LOOMIS SAYLES SENIOR LOAN FUND II LLC
By: Loomis, Sayles & Company, L.P., Its Managing Member
By: Loomis, Sayles & Company, Inc., Its General Partner

/s/ Kevin J. Perry
By:	Kevin J. Perry
Title:	Vice President

Natixis Loomis Sayles Senior Loan Fund
as Lender

By:	Please See Following Page
Name:
Title:

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

By:	Loomis, Sayles and Company, L.P.,
Its Manager

By:	Loomis, Sayles and Company, Inc.,
Its General Partner

By:	/s/ John R. Bell
	Name:	John R. Bell
	Title:	Vice President

Indosuez Capital Funding VI, LTD
By:	Lyon Capital Management LLC As Collateral Manager

Lyon Capital Management LLC

as Lender

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

LCM I LIMITED PARTNERSHIP

By:	Lyon Capital Management LLC,
As Collateral Manager

LYON CAPITAL MANAGEMENT LLC

as Lender

By:	/S/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

LCM II LIMITED PARTNERSHIP

By:	Lyon Capital Management LLC,
As Collateral Manager

LYON CAPITAL MANAGEMENT LLC

as Lender

By:	/S/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

LCM III, Ltd.

By:	Lyon Capital Management LLC,
As Collateral Manager

LYON CAPITAL MANAGEMENT LLC

as Lender

By:	/S/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

LCM IV, Ltd.

By:	Lyon Capital Management LLC,
As Collateral Manager

LYON CAPITAL MANAGEMENT LLC

as Lender

By:	/S/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

LCM V Ltd.

By:	Lyon Capital Management LLC,
As Collateral Manager

LYON CAPITAL MANAGEMENT LLC

as Lender

By:	/S/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

LCM VI, Ltd.

By:	Lyon Capital Management LLC,
As Collateral Manager

LYON CAPITAL MANAGEMENT LLC

as Lender

By:	/S/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	Portfolio Manager

MERRILL LYNCH CAPITAL CORPORATION
as Lender

By:	/s/ Carol J.E. Feeley
	Name:	Carol J.E. Feeley
	Title:	Vice President

Monumental Life Insurance Company
as Lender

By:	/s/ John Bailey
	Name:	John Bailey
	Title:	Vice President

MORGAN STANLEY BANK
as Lender

By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Authorized Signatory

Flatiron CLO 2007-1 Ltd.

By:	New York Life Investment Management LLC,
as Collateral Manager and Attorney-In-Fact

as Lender

By:	/s/ F. David Melka
	Name:	F. David Melka
	Title:	Director

MainStay Floating Rate Fund,
a series of Eclipse Funds, Inc.

By:	New York Life Investment Management LLC,
as Investment Manager

as Lender

By:	/s/ F. David Melka
	Name:	F. David Melka
	Title:	Director

MainStay VP Floating Rate Portfolio,
a series of MainStay VP Series Fund, Inc.

By: New York Life Investment Management LLC
as Lender

By:	/s/ F. David Melka
	Name:	F. David Melka
	Title:	Director

New York Life Insurance and Annuity Corporation

By:	New York Life Investment Management LLC,
Its Investment Manager

as Lender

By:	/s/ F. David Melka
	Name:	F. David Melka
	Title:	Director

NYLIM Flatiron CLO 2003-1 Ltd.

By:	New York Life Investment Management LLC,
as Collateral Manager and Attorney-In-Fact

as Lender

By:	/s/ F. David Melka
	Name:	F. David Melka
	Title:	Director

NYLIM Flatiron CLO 2003-1 Ltd.

By:	New York Life Investment Management LLC,
as Collateral Manager and Attorney-In-Fact

as Lender

By:	/s/ F. David Melka
	Name:	F. David Melka
	Title:	Director

NYLIM Flatiron CLO 2005-1 Ltd.

By:	New York Life Investment Management LLC,
as Collateral Manager and Attorney-In-Fact

as Lender

By:	/s/ F. David Melka
	Name:	F. David Melka
	Title:	Director

By: Mitsubishi UFJ Trust & Banking Corporation as Trustee

By: Nomura Corporate Research & Asset Management Inc.

Attorney In Fact

Nomura Bond & Loan Fund
as Lender

By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

Nomura Corporate Research
and Asset Management Inc.
as
Collateral Manager

Clydesdale CLO 2003 Ltd.
as Lender

By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

Nomura Corporate Research
and Asset Management Inc.
as
Investment Manager

Clydesdale CLO 2005, Ltd.
as Lender

By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

Nomura Corporate Research
and Asset Management Inc.
as
Investment Manager

Clydesdale CLO 2007, Ltd.
as Lender

By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

Nomura Corporate Research
and Asset Management Inc.
as
Investment Manager

NCRAM Loan Trust
as Lender

By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

Nomura Corporate Research
and Asset Management Inc.
as
Investment Manager

NCRAM Senior Loan Trust 2005
as Lender

By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director

Addison CDO, Limited
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

American Scandia Trust High Yield Portfolio
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

DELANO Company
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

Fairway Loan Funding Company
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

Loan Funding III LLC
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

Mayport CLO Ltd.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

Met Investors Series Trust PIMCO Total Return Portfolio
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

Pacific Select Managed Bond Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PVIT High Yield Bond Portfolio
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PIMCO GIS High Yield Bond Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PIMCO High Yield Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor for the PMICO High Yield Fund, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PIMCO Floating Income Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PIMCO Corporate Opportunity Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PIMCO Floating Rate Income Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PIMCO Floating Rate Strategy Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PIMCO Cayman Global High Income Fund
By:	Pacific Investment Management Company, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PIMCO Corporate Income Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PIMCO Global High Yield Strategy Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

Southport CLO, Limited
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

Waveland – INGOTS, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

DRYDEN V-LEVERAGED LOAN CDO 2003 as Lender

Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ William Pappas
	Name:	William Pappas
	Title:	Vice President

Loan Funding V. LLC

as Lender

Prudential Investment Management, Inc., as Portfolio Manager

By:	/S/ William Pappas
	Name:	William Pappas
	Title:	Vice President

DRYDEN VII - LEVERAGED LOAN CDO 2004

as Lender

Prudential Investment Management, Inc., as Collateral Manager

By:	/S/ William Pappas
	Name:	William Pappas
	Title:	Vice President

Dryden XVI - Leveraged Loan CDO 2006

as Lender

Prudential Investment Management, Inc., as Collateral Manager

By:	/S/ William Pappas
	Name:	William Pappas
	Title:	Vice President

Ameriprise Certificate Company

as Lender

By:	/S/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

RiverSource Life Insurance
Company
as Lender

By:	/S/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

RiverSource Bond Series, Inc. RiverSource Floating Rate Fund
as Lender

By:	/S/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

Ameriprise Financial, Inc.
as Lender

By:	/S/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

Centurion CDO VI, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager
as Lender

By:	/S/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Centurion CDO VII, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager
as Lender

By:	/S/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Centurion CDO 8, Limited By: RiverSource Investments, LLC as Collateral Manager
as Lender

By:	/S/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Centurion CDO 9, Ltd. By: RiverSource Investments, LLC as Collateral Manager
as Lender

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Cent CDO 10, Ltd. By: RiverSource Investments, LLC as Collateral Manager
as Lender

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Cent CDO XI, Limited By: RiverSource Investments, LLC as Collateral Manager
as Lender

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Cent CDO 12 Limited By: RiverSource Investments, LLC as Collateral Manager
as Lender

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Cent CDO 14 Limited By: RiverSource Investments, LLC as Collateral Manager
as Lender

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Sequils Centurion V, Ltd. By RiverSource Investments, LLC as Collateral Manager
as Lender

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Société Générale
as Lender

By:	/s/ Yao Wang
	Name:	Yao Wang
	Title:	Vice President

Stanfield Amage CLO Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager
as Lender

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

Stanfield/RMF Transatlantic CDO Ltd. By: Stanfield Capital Partners LLC as its Collateral Manager
as Lender

By:	/s/ David Frey
	Name:	David Frey
	Title:	Managing Director

T. Rowe Price

Institutional Floating Rate Fund

as Lender

By:	/s/ Justin Gerbereux
	Name:	Justin Gerbereux
	Title:	Portfolio Manager

UBS AG, Stamford Branch

as Lender

By:	/s/ Douglas Gervolino
	Name:	Douglas Gervolino
	Title:	Director Banking Products Services, US

By:	/s/ Leslie Evans
	Name:	Leslie Evans
	Title:	Associate Director Banking Product Services, US

Union Bank of California, N.A.
as Lender

By:	/s/ Susan K. Johnson
	Name:	Susan K. Johnson
	Title:	Vice President

ANNEX A